Exhibit 99.1

Media contact: media-relations@its.jnj.com	Investor contact: investor-relations@its.jnj.com
For immediate release
Johnson & Johnson reports Q4 and Full-Year 2025 results
•2025 Fourth-Quarter reported sales growth of 9.1% to $24.6 Billion with operational growth of 7.1%* and adjusted operational growth of 6.1%*; 2025 Fourth-Quarter earnings per share (EPS) of $2.10 and adjusted EPS of $2.46, both include $(0.10) due to the acquisition of Halda Therapeutics
•2025 Full-Year reported sales growth of 6.0% to $94.2 Billion with operational growth of 5.3%* and adjusted operational growth of 4.2%*; 2025 Full-Year earnings per share (EPS) of $11.03 and adjusted EPS of $10.79, both include $(0.10) due to the acquisition of Halda Therapeutics
•Significant innovation including approvals of CAPLYTA for major depressive disorder and RYBREVANT FASPRO plus LAZCLUZE for non-small cell lung cancer, landmark data for TECVAYLI plus DARZALEX FASPRO as a potential standard of care as early as second line for patients with relapsed/refractory multiple myeloma, the acquisition of Halda Therapeutics, and submission of OTTAVA Robotic Surgical System
•Company issues guidance for 2026 with estimated reported sales of $100.5 Billion or 6.7% at the midpoint, and adjusted EPS4 of $11.53 or 6.9% at the midpoint

New Brunswick, N.J. (January 21, 2026) – Johnson & Johnson (NYSE: JNJ) today announced results for fourth-quarter and full-year 2025. "2025 was a catapult year for Johnson & Johnson, fueled by the strongest portfolio and pipeline in our history” said Joaquin Duato, Chairman and Chief Executive Officer, Johnson & Johnson. “Last year kicked off a new era of accelerated growth, driven by medical innovation that is transforming lives in our six key businesses: Oncology, Immunology, Neuroscience, Cardiovascular, Surgery, and Vision. In each of these important areas, our leadership is expanding driven by game-changing science and technology.”

Overall financial results

	Q4			Full Year
($ in Millions, except EPS)	2025	2024	% Change	2025	2024	% Change
Reported Sales	$24,564	$22,520	9.1%	$94,193	$88,821	6.0%
Net Earnings	$5,116	$3,431	49.1%	$26,804	$14,066	90.6%
EPS (diluted)	$2.10	$1.41	48.9%	$11.03	$5.79	90.5%

	Q4			Full Year
Non-GAAP* ($ in Millions, except EPS)	2025	2024	% Change	2025	2024	% Change
Operational Sales[1,2]			7.1%			5.3%
Adjusted Operational Sales[1,3]			6.1%			4.2%
Adjusted Net Earnings[1,4]	$6,009	$4,946	21.5%	$26,215	$24,242	8.1%
Adjusted EPS (diluted)[1,4]	$2.46	$2.04	20.6%	$10.79	$9.98	8.1%
Free Cash Flow[5,6]				~$19,700	$19,842
1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency

4Excludes intangible amortization expense and special items
5Non-GAAP measure; defined as cash flow from operating activities, less additions to property, plant and equipment. Cash flow from operations, the most directly comparable GAAP financial measure, will be included in subsequent SEC filings.
6Full year 2025 is estimated as of January 21, 2026.
Note: values may have been rounded

Regional sales results

Q4				% Change
($ in Millions)	2025	2024	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
U.S.	$14,195	$13,204	7.5%	7.5	-	5.7
International	10,369	9,316	11.3	6.6	4.7	6.8
Worldwide	$24,564	$22,520	9.1%	7.1	2.0	6.1

Full Year				% Change
($ in Millions)	2025	2024	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
U.S.	$53,752	$50,302	6.9%	6.9	-	4.9
International	40,441	38,519	5.0	3.4	1.6	3.3
Worldwide	$94,193	$88,821	6.0%	5.3	0.7	4.2
1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

Segment sales results

Q4				% Change
($ in Millions)	2025	2024	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
Innovative Medicine	$15,763	$14,332	10.0%	7.9	2.1	6.2
MedTech	8,801	8,188	7.5	5.8	1.7	5.9
Worldwide	$24,564	$22,520	9.1%	7.1	2.0	6.1
Full Year				% Change
($ in Millions)	2025	2024	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
Innovative Medicine	$60,401	$56,964	6.0%	5.3	0.7	4.1
MedTech	33,792	31,857	6.1	5.4	0.7	4.3
Worldwide	$94,193	$88,821	6.0%	5.3	0.7	4.2

1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

Full-year 2025 segment commentary:
Operational sales* reflected below excludes the impact of translational currency.
Innovative Medicine
Innovative Medicine worldwide operational sales grew 5.3%*, with net acquisitions and divestitures positively impacting growth by 1.2% primarily due to CAPLYTA. Growth was driven primarily by DARZALEX, CARVYKTI, ERLEADA, and RYBREVANT/LAZCLUZE in Oncology, TREMFYA and SIMPONI/SIMPONI ARIA in Immunology, and SPRAVATO in Neuroscience. Growth was partially offset by an approximate (1,040) basis points impact from STELARA in Immunology.
MedTech
MedTech worldwide operational sales grew 5.4%*, with net acquisitions and divestitures positively impacting growth by 1.1% primarily due to Shockwave. Growth was driven primarily by electrophysiology products and Abiomed in Cardiovascular and wound closure products in General Surgery.

Full-year 2026 guidance:
Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses, and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.

($ in Billions, except EPS)	January 2026
Adjusted Operational Sales[1,2] Change vs. Prior Year / Mid-point	5.4% – 6.4% / 5.9%
Operational Sales2 / Mid-point Change vs. Prior Year / Mid-point	$99.5B – $100.5B / $100.0B 5.7% – 6.7% / 6.2%
Estimated Reported Sales3/ Mid-point Change vs. Prior Year / Mid-point	$100.0B – $101.0B / $100.5B 6.2% – 7.2% / 6.7%
Adjusted Operational EPS (Diluted)2,4 / Mid-point Change vs. Prior Year / Mid-point	$11.28 – $11.48 / $11.38 4.5% – 6.5% / 5.5%
Adjusted EPS (Diluted)3,4 / Mid-point Change vs. Prior Year / Mid-point	$11.43 – $11.63 / $11.53 5.9% – 7.9% / 6.9%

1Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
2Non-GAAP financial measure; excludes the impact of translational currency
3Calculated using Euro Average Rate: January 2026 = $1.17 (Illustrative purposes only)
4Non-GAAP financial measure; excludes intangible amortization expense and special items
Note: percentages may have been rounded
Other modeling considerations will be provided on the webcast.
Notable announcements in the quarter:
The information contained in this section should be read together with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases and information available in the Investor Relations section of the company’s website at Investor News, as well as Innovative Medicine Newsroom, MedTech News & Events, and www.factsabouttalc.com.

Regulatory	Johnson & Johnson Submits OTTAVA Robotic Surgical System to the U.S. Food and Drug Administration[1]	Press Release
	Johnson & Johnson Receives FDA Approval for TRUFILL n-BCA Liquid Embolic System for the Treatment of Symptomatic Chronic Subdural Hematoma	Press Release
	U.S. FDA Approval of RYBREVANT FASPRO (amivantamab and hyaluronidase-lpuj) Enables the Simplest, Shortest Administration Time for a First-Line Combination Regimen when Combined with LAZCLUZE (lazertinib)	Press Release
	U.S. FDA approves AKEEGA as the first precision therapy for BRCA2-mutated metastatic castration-sensitive prostate cancer with 54% reduction in disease progression vs standard of care	Press Release
	DARZALEX FASPRO is the first and only treatment approved by the U.S. FDA for patients with high-risk smoldering multiple myeloma	Press Release
	FDA approval of CAPLYTA (lumateperone) has the potential to reset treatment expectations, offering hope for remission in adults with major depressive disorder	Press Release
Data Releases	New clinical data highlights CAPLYTA (lumateperone) as a promising option for achieving remission in adults with major depressive disorder[1]	Press Release

TECVAYLI monotherapy demonstrates superior progression-free and overall survival versus standard of care as early as first relapse in patients with multiple myeloma predominantly refractory to anti-CD38 therapy and lenalidomide[1]
Press Release
	RYBREVANT (amivantamab-vmjw) longer-term results show promising and durable responses in difficult-to-treat colorectal cancer[1]	Press Release
	Johnson & Johnson unveils new data showing nipocalimab is the first and only investigational FcRn blocker with potential to reduce systemic lupus erythematosus (SLE) activity in a Phase 2 study[1]	Press Release
	Unprecedented results from the Phase 3 MajesTEC-3 study support TECVAYLI plus DARZALEX FASPRO as a potential standard of care as early as second line for patients with relapsed/refractory multiple myeloma	Press Release
	Earlier use of CARVYKTI demonstrated lasting treatment-free remissions at 2.5 years in patients with relapsed or refractory multiple myeloma	Press Release
	Johnson & Johnson's INLEXZO (gemcitabine intravesical system) delivers 74 percent disease-free survival at one year in BCG-unresponsive, high-risk, papillary-only NMIBC	Press Release
	New long-term data reinforces TREMFYA (guselkumab) as the only IL-23 inhibitor proven to substantially inhibit structural joint damage in active psoriatic arthritis	Press Release
	Johnson & Johnson announces first head-to-head study comparing IMAAVY with an alternative FcRn blocker in generalized myasthenia gravis (gMG) at AANEM Annual Meeting	Press Release
	Icotrokinra maintains standout combination of therapeutic benefit and a favorable safety profile in once-daily pill through 28 weeks in ulcerative colitis	Press Release
	TREMFYA (guselkumab), the first and only IL-23 inhibitor with a fully subcutaneous treatment regimen, demonstrates durable remission in Crohn's disease at two years	Press Release
	Published in The Lancet: Nipocalimab significantly decreased Sjögren's disease (SjD) activity and severity through substantial reduction in Sjögren's-related autoantibodies	Press Release

	Icotrokinra long-term results affirm promise of targeted oral peptide with high rates of durable skin clearance and favorable safety profile in difficult-to-treat scalp and genital psoriasis	Press Release
	Subcutaneous amivantamab delivers promising 45 percent overall response rate with median duration of 7.2 months in recurrent or metastatic head and neck cancer	Press Release
	TECVAYLI plus DARZALEX FASPRO combination regimen significantly improves progression-free survival and overall survival versus standard of care	Press Release
Other	Johnson & Johnson Reaches Agreement with U.S. Government to Improve Access to Medicines and Lower Costs for Millions of Americans; Delivers on U.S. Manufacturing and Innovation Investments[1]	Press Release
	Johnson & Johnson completes acquisition of Halda Therapeutics and its novel platform to revolutionize cancer treatment and enable next-generation oral therapies	Press Release
	Johnson & Johnson Announces Intent to Separate Its Orthopaedics Business	Press Release

1Subsequent to the quarter

Webcast information:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:30 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investor Relations section of the company's website at events-and-presentations.

About Johnson & Johnson:
At Johnson & Johnson, we believe health is everything. Our strength in healthcare innovation empowers us to build a world where complex diseases are prevented, treated, and cured, where treatments are smarter and less invasive, and solutions are personal. Through our expertise in Innovative Medicine and MedTech, we are uniquely positioned to innovate across the full spectrum of healthcare solutions today to deliver the breakthroughs of tomorrow, and profoundly impact health for humanity. Learn more at www.jnj.com.

Non-GAAP financial measures:
* “Operational sales growth” excluding the impact of translational currency, “adjusted operational sales growth” excluding the net impact of acquisitions and divestitures and translational currency, as well as “adjusted net earnings”, “adjusted diluted earnings per share” and “adjusted operational diluted earnings per share” excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investor Relations section of the company's website at quarterly results.
Copies of the financial schedules accompanying this earnings release are available on the company’s website at quarterly results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, an Innovative Medicine pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investor Relations section of the company's website at quarterly results.

Note to investors concerning forward-looking statements:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, and market position and business strategy. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: economic factors, such as interest rate and currency exchange rate fluctuations or changes to applicable laws and regulations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the Company to successfully execute strategic plans, including restructuring plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; and increased scrutiny of the health care industry by government agencies. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson’s most recent Annual Report on Form 10-K, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Johnson & Johnson’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com, investor.jnj.com, or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.